                                                                 Exhibit 10.3.14

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

                                 AMENDMENT NO. 1
                         POWER PURCHASE CONTRACT BETWEEN
                     SOUTHERN CALIFORNIA EDISON COMPANY AND
                                 MAMMOTH PACIFIC
                          (Mammoth Pacific II Project)

                                "Ammendment No. 1
               Power Purchase Contract Between Southern California
                       Edison Company and Mammoth Pacific"

1.            PARTIES:

              This Amendment No. 1 to the Power Purchase Contract between
Southern California Edison Company and Mammoth Pacific ("Contract") for the
Mammoth Pacific II project is entered into between Southern California Edison
Company ("Edison") and Mammoth Pacific ("Seller"), individually, "Party," and collectively, "Parties."

2.            RECITALS:

              This Amendment No. 1 to the Contract is made with reference to the following facts, among others:

              2.1   Edison and Mammoth Pacific executed the Contract on April
15, 1985.

              2.2. Mammoth Pacific executed an Interconnection Facilities
Agreement as Appendix A.3 to the Contract effective October 13, 1985 ("IFA").

              2.3 Seller desires to amend the Contract to delete the IFA as
Appendix A.3 to the Contract and replace it with the attached Interconnection
Facilities Agreement as Appendix A to the Contract.

3.            AGREEMENT:

              The Parties agree to amend the Contract as follows:

              3.1 The attached Interconnection Facilities Agreement shall replace and supersede the IFA as Appendix A to the Contract.

4.            OTHER TERMS AND CONDITIONS:

              Except as expressly amended by this Amendment No. 1, the terms and conditions of the Contract shall remain in full force and effect.

5.            EFFECTIVE DATE:

              This Amendment No. 1 shall become effective when it has been duly executed by the Parties.

6.            SIGNATURE CLAUSE:

              The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 1 to the Contract on behalf of the
Party for whom they sign. This Amendment No. 1 is hereby executed as of this
27th day of October, 1989.

                                       2

SOUTHERN CALIFORNIA                              MAMMOTH PACIFIC
EDISON COMPANY

                                                By:  /s/ Claude Harrey
By: /s/  Robert Dietch                               -------------------------
    -----------------------                     Name:  Claude Harrey
         Robert Dietch                                ------------------------
         Vice President                         Title: Vice President
                                                      ------------------------

                                       3

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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                                   APPENDIX A
               INTERCONNECTION FACILITIES AGREEMENT ("AGREEMENT")
                       SELLER OWNED AND OPERATED FACILITY

A.1  Seller acknowledges that Seller has read Edison's Tariff Rule No. 21 and the Qualifying Facility Milestone Procedure ("QFMP") and understands
     Seller's obligations and the consequences to Seller for failure to meet any of the "milestones" in the QFMP which is in effect on the earlier of
     Seller's (1) payment of the Project Fee or (2) execution of this Agreement.

A.2  In the event Seller loses its priority for existing available Edison line capacity, Seller shall, pursuant to Tariff Rule No. 21, be obligated to pay any additional cost for upgrades or additions necessary to accommodate
     Seller's deliveries. In such event, Edison and Seller shall amend this
     Agreement to reflect the conditions resulting from the change in priority.

A.3  Seller shall design, purchase, construct, operate and maintain Seller owned Interconnection Facilities as described on page A-10 herein, at its sole expense. Edison shall have the right to review the design as to the adequacy of the Protective Apparatus provided. Any additions or modifications required by Edison shall be incorporated by Seller.

A.4  Notwithstanding the provisions of Section 13, Seller, having elected to own, operate, and maintain the Interconnection Facilities, shall accept all liability

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Document No. PJE/V76                                                         A-1

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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     and release Edison from and indemnify Edison against any liability for faults or damage to Seller's Interconnection Facilities, the Edison electric system and the public as a result of the operation of Seller's project.

A.5  Edison shall have the right to observe the construction of the
     Interconnection Facilities, and inspect said facilities after construction is completed at the Seller's expense.

A.6  Facilities which are deemed necessary by Edison for the proper and safe operation of the Interconnection Facilities and which Seller desires Edison to own and operate at Seller's expense shall be provided as appendant facilities. Edison shall own, operate and maintain any necessary appendant facilities which may be installed in connection with the Interconnection
     Facilities at Seller's expense. Edison may, as it deems necessary, modify the aforementioned facilities at Seller's expense.

A.7  For the appendant facilities, Edison shall install, own, operate, and maintain a portion of the appendant facilities ("Edison Installed Appendant
     Facilities"), as described on page A-10 herein, and Seller shall pay to
     Edison the total estimated cost for these appendant facilities prior to the start of construction of the appendant facilities. In addition, Seller shall install at Seller's expense its portion of the appendant

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Document No. PJE/V76                                                         A-2

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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     facilities ("Seller Installed Appendant Facilities"), as described on page
     A-10 herein, in accordance with Rule 21. Within 30 days after installation is complete, Seller shall transfer ownership of the Seller Installed
     Appendant Facilities to Edison in a manner acceptable to Edison.

A.8  Maintenance of facilities referred to in Section A.6 shall be paid by
     Seller pursuant to the attached Application and Contract for
     Interconnection Facilities Plus Operation and Maintenance ("Application").

A.9  To the extent that Edison deems it necessary to effect the arrangements contemplated by this Agreement, Edison may, from time to time, request the
     Seller to design, install, operate, maintain, modify, replace, repair or remove any or all of the Interconnection Facilities. Such equipment and/or
     Protective Apparatus shall be treated as Interconnection Facilities and added to the Agreement by amendment pursuant to Section A.6.

A.10 Edison shall have the right to review any changes in the design of the
     Interconnection Facilities and recommend modification(s) to the design as it deems necessary for proper and safe operation of the Project when in parallel with the Edison electric system. The Seller shall be notified of the results of such review by Edison, in writing, within 30 days of the receipt of all specifications related to the proposed design changes.

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Document No. PJE/V76                                                         A-3

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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     Any flaws perceived by Edison in the proposed design changes, shall be described in the written notice.

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Document No. PJE/V76                                                         A-4

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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             APPLICATION AND CONTRACT FOR INTERCONNECTION FACILITIES
                         PLUS OPERATION AND MAINTENANCE

          The undersigned Seller hereby requests the Southern California Edison
Company ("Edison") to provide the appendant facilities described on the last page hereof and by this reference herein incorporated, hereinafter called
"Interconnection Facilities." Interconnection Facilities as defined and used herein are a group of Added Facilities which have been designated as
Interconnection Facilities, to accommodate negotiation and preparation of contracts for parallel generation projects. Interconnection Facilities, as are
Added Facilities, shall be provided in accordance with the applicable Tariff
Schedules of Edison. Such Interconnection Facilities are to be owned, operated and maintained by Edison.

          In consideration of Edison's acceptance of this Application, Seller hereby agrees to the following:

1.   Seller shall pay to Edison, prior to the start of construction of the
     Interconnection Facilities, the total estimated costs for the interconnection Facilities as determined by Edison and entered on page A-11 hereof. In the event Seller abandons its plans for installation of such
     Interconnection Facilities, for any reason whatsoever, including failure to obtain any required permits, Seller shall reimburse Edison upon receipt of supporting documentation for any and all expenses

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Document No. PJE/V76                                                         A-5

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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     incurred by Edison pursuant to this agreement within thirty (30) days after presentation of a bill.

2.   Edison shall have the right to observe the construction of any
     Interconnection Facilities constructed by Seller and inspect and test said facilities after construction is completed at the Seller's expense.

3.   The parties also understand and agree that due to equipment acquisition lead time and construction time requirements, Edison requires a minimum of six (6) months from the time of authorization to construct the aforementioned Interconnection Facilities and place them in operation.
     Edison shall have no obligation to Seller with regard to any target date established by Seller which is less than eighteen (18) months from the date this Application is executed. However, Edison shall exercise its best effort to meet Seller's projected operational date.

4.   Seller shall pay a monthly charge for the Interconnection Facilities'
     operation and maintenance in the amount of 0.9% of the added equipment investment as determined by Edison and as entered by Edison on page A-11 hereof. The monthly charge shall be adjusted periodically in accordance with the pro-rata operation and maintenance charges for added facilities pursuant to Rule No. 2. The monthly charge may be based upon estimated costs of the Interconnection Facilities and when the recorded book

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Document No. PJE/V76                                                         A-6

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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     cost of the Interconnection Facilities has been determined by Edison, the charges shall be adjusted retroactively to the date when service is first rendered by means of such Interconnection Facilities. Additional charges resulting from such adjustment shall, unless other terms are mutually agreed upon, be payable within thirty (30) days from the date of presentation of a bill therefor. Any credits resulting from such adjustment will, unless other terms are mutually agreed upon, be refunded upon demand of Seller.

5.   Whenever a change is made in the Interconnection Facilities which results in changes in the added equipment investment, the monthly charge will be adjusted on the basis of the revised added equipment investment. The cost of such change shall be payable by Seller within sixty (60) days from the date of presentation of a bill thereof. The description of the
     Interconnection Facilities will be amended by Edison on page A-10 hereof to reflect any changes in equipment, installation and removal cost, amount of added equipment investment, and monthly charge resulting from any such change in the Interconnection Facilities or adjustment as aforesaid.

6.   The monthly charges payable hereunder shall commence upon the date when said Interconnection Facilities are available for use but not before service is first established and rendered through Edison's normal

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Document No. PJE/V76                                                         A-7

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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     facilities and shall first be payable when Edison shall submit the first energy bill after such date and shall continue until the abandonment of such Interconnection Facilities by Seller, subject to the provisions of
     Paragraphs 4 and 5 hereof.

7.   Seller agrees to utilize said Interconnection Facilities in accordance with good operating practice and to reimburse Edison for damage to said
     Facilities occasioned or caused by the Seller or any of his agents, employees or licensees. Failure so to exercise due diligence in the utilization of said Interconnection Facilities will give Edison the right to terminate this Agreement.

8.   Edison's performance under this Contract is subject to the availability of materials required to provide the Interconnection Facilities provided for herein and to all applicable Tariff Schedules of Edison.

9.   This Application and Contract for Interconnection Facilities supplements the appropriate application and contract(s) for electric service presently in effect between Seller and Edison.

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Document No. PJE/V76                                                         A-8

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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10.  This Agreement shall at all times be subject to such changes or modifications by the Public Utilities Commission of the State of California
     as said Commission may, from time to time, direct in the exercise of its jurisdiction.

SOUTHERN CALIFORNIA EDISON                  MAMMOTH PACIFIC
   COMPANY

By: /s/ Robert Dietch                       By: /s/ Claude Harvey
    -------------------------------------       --------------------------------
              Robert Dietch                 Name: Claude Harvey
              Vice President                Title: Vice President

Date: OCTOBER 27, 1989                      Date: Oct 20, 1989

----------------------------------
       APPROVED AS TO FORM:
        _________________
Vice President and General Counsel

By /s/ Illegible
   -------------------------------
                          Attorney
          10-26, 1989
----------------------------------

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Document No. PJE/V76                                                         A-9

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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SERVICE ADDRESS: Mammoth-Pacific II project, Casa Diablo
                 (Mammoth Lakes), California

DATE APPLICANT DESIRES INTERCONNECTION FACILITIES AVAILABLE: November 1990

DATE APPLICANT WILL BEGIN CONSTRUCTION OF THE GENERATING FACILITY: March 1990

DESCRIPTION OF INTERCONNECTION FACILITIES:

     Seller shall provide the grading, foundations, and subsurface work for all on-site facilities described herein.

     Facilities to be provided, installed, and owned by Seller:

     o    Disconnect switch and relay protection

     o    Dedicated dial-up phone circuit

     Facilities to be provided and installed by Seller and deeded to Edison
     (Seller Installed Appendant Facilities);

     o    Metering PT's and CT's (per SCE specification)

     o    Approximately 2.5 mile cable in conduit (to be shared with the PLES I project)

     o    Riser on pothead pole (to be shared with the PLES I project)

     Facilities to be provided and installed by Edison at Seller's expense
     (Edison Installed Appendant Facilities) {costs are shared with the PLES I project):

     o    TOU metering

     o    Telemetering

     o    Reconductor approximately .5 mile Trout 33 kV line (1/2 total cost)

     o    Pothead pole (l/2 total cost)

     o    Inspector

     o    Telecommunications

     o    Voltage data transmitter: RFL 6745 DTT Receiver (1/2 total cost)

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Document No. PJE/V76                                                        A-10

                              SCE STANDARD CONTRACT
                            LONG-TERM POWER PURCHASE

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TOTAL COST OF EDISON INSTALLED INTERCONNECTION FACILITIES*: ESTIMATED $68,000

ADDED INVESTMENT*: ESTIMATED $68,000

ADDED INVESTMENT: RECORDED BOOK COST $
                                      -------------------------

DATE SERVICE FIRST RENDERED BY MEANS OF
THE INTERCONNECTION FACILITIES:
                                -------------------------

*    Cost estimates are for information purposes only and are not binding unless provided in writing by Edison pursuant to a written request by Seller.

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Document No. PJE/V76                                                        A-11

               Methods of Service to PLESI, MPII, and Existing MPI

      [Graphic: Simplified Switch Connection Diagram of Methods of Service]

                                        3

[Southern California Edison LOGO]
2244 Walnut Grove Avenue, Rosemead, California 91770

                                           Revised Cal. P.U.C. Sheet No. 10266-E
                                                                        7816-E &
                                 Cancelling Revised Cal. P.U.C. Sheet No. 8637-E

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                                                                    Sheet 1 of 3

                                   Rule No. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

A.   General. This rule sets forth requirements and conditions for interconnected non-Company-owned generation where such generation may be connected for (1) parallel operation with the service of the Company, or
     (2) isolated operation with standby or breakdown service provided by the
     Company. For purposes of this rule, the interconnecting entity shall be designated the Producer.

B.   Conditions.

     1.   An agreement executed by the Company and the Producer shall be required for interconnected service. Terms for the purchase of power by the Company, if applicable, shall be included therein.

     2.   Interconnection with the Company's system may not be made until and unless the Company has determined that the interconnection complies with the design and operating requirements set forth herein.

     3.   Where interconnection protective equipment is owned, operated and maintained by the Producer, the Producer shall be responsible for damages to the Company or to others arising out of the misoperation or malfunction of the Producer-owned equipment.

     4.   The Producer is solely responsible for providing adequate protection for the Producer's facilities interconnected with the Company's system.

C.   Design and Operating Requirements. Each generation facility which is or can be connected to the Company's electric system shall be designed and operated so as to prevent or protect against the following adverse conditions on the Company's system. These conditions can cause electric service degradation, equipment damage, or harm to persons:

     1.   Inadvertent and unwanted re-energization of a utility dead line or bus.

     2.   Interconnection while out of synchronizaton.

     3.   Overcurrent.

     4.   Utility system load imbalance.

     5.   Ground faults.

     6.   Generated alternating current frequency outside permitted safe limits.

     7.   Voltage generated outside permitted limits.

     8.   Poor power factor.

     9.   Harmful wave forms.

     The necessary protective equipment (relays, switchgear, transformers, etc.)
     can be provided by the Producer or by the Company.

     Criteria, operating rules, and explanatory information regarding the above requirements for small (below 100 kW), medium (100-1000 kW), and large
     (above 1000 kW) facilities are contained in the Company's Requirements For
     Operating, Metering, and Protective Relaying For Cogenerators and Small
     Power Producers ("Requirements"). Copies of the Requirements are available from the Company.

D.   Interconnection Facilities.

     1.   Interconnection facilities include all required means, and apparatus installed, to interconnect the Producer's generation with the
          Company's system. Where the Producer desires to sell power to the
          Company, interconnection facilities include also all required means, and apparatus installed, to enable the Company to receive power deliveries from the Producer. Interconnection facilities may include, but are not limited to:

          a.   Connection, transformation, switching, communications, control, protective and safety equipment; and

          b.   Any necessary reinforcements and additions to the Company's system by the Company.

                                   (Continued)

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(To be inserted by utility)         Issued by          (To be inserted by Cal.
                                                                P.U.C.)

Advice Letter No. 793-E         Michael R. Peevey     Date Filed June 27, 1988
Decision No. 88-03-079                Name            Effective August 6, 1988
                            Executive Vice President  Resolution No.
RULE 21                               Title                          -----------

[Southern California Edison LOGO]
2244 Walnut Grove Avenue, Rosemead, California 91770

                                           Revised Cal. P.U.C. Sheet No. 11131-E
                                Cancelling Revised Cal. P.U.C. Sheet No. 10267-E

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                                                                    Sheet 2 of 3

                                   Rule No. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                   (Continued)

D.   Interconnection Facilities. (Continued)

     2.   Where interconnection facilities are to be installed for the
          Producer's use as added facilities, the Producer shall advance to the
          Company the installed cost of the added facilities. At the Producer's option, and where such Producer's generation is a qualifying facility and the Producer has established creditworthiness to the Company's satisfaction, the Company shall finance those added facilities it deems to be removable and reusable equipment. Such equipment shall include, but not be limited to, transformation, disconnection, and metering equipment. Added facilities provided under either of the foregoing arrangements are subject to the monthly charge as set forth in Section H of the Company's Rule No. 2. Description of Service, on
          file with and authorized by the Commission.

     3.   When a Producer wishes to reserve facilities paid for by the Producer, but idled by an energy sale conversion, the Company shall impose a special facilities charge reimbursing the Company for costs related to its operation and maintenance of the facility. When a Producer no longer needs facilities for which it has paid, the Producer shall, at a minimum, receive from the Company credit for the net salvage value of the facilities dedicated to Company use. If the Company is able to make use of these facilities determined as of the date the Producer shall receive the fair market value of the facilities to serve other customer, the Producer shall receive the fair market value of the facilitiesdetermined as of the date the Producer either decides no longer to use the facilities or fails to pay the required maintenance fee.

     4.   The Producer shall be responsible for the costs of exploring the feasibility of a project or its interconnection with the Company system, including reasonable advance charges imposed by the Company for feasibility studies.

     5.   An interconnection line study for any Producer shall take no more than one year to complete.

     6.   The Producer shall be responsible for costs of telemetering and safety checks except to the extent that, under the Company's effective tariffs, a comparable customer would not be similarly charged.

     7.   The Company shall, upon request, give the Producer a binding estimate for line extension and interconnection costs; however, such estimates shall be in effect for a period not to exceed one year from the date provided. A reasonable breakdown of cost estimates shall also be provided in a form sufficiently detailed and understandable by the
          Producer.

     8.   The Company shall have the right to inspect the Producer's interconnection facilities prior to the commencement of parallel operations and require modifications as necessary.

     9.   The site of interconnection facilities shall be accessible to Company personnel.

E.   Allocation of the Company's Existing Line Capacity.

     1.   a.   For purposes of interconnecting the Producer with the Company, existing capacity on the Company's transmission and/or
               distribution system and a priority to such line capacity will be allocated in accordance with the applicable Qualifying Facility
               Milestone Procedure ("QFMP"). In order to establish and maintain a priority for existing line capacity, the Producer must perform each of the milestones of such applicable QFMP.

          b.   The following Producers shall be exempt from QFMP compliance:

               1.   projects of less than 100 kW design capacity:

               2.   projects using all power internally:

               3.   Producers that executed an interconnection facilities
                    agreement prior to January 16, 1985:

               4.   Producers that bid for and receive Final Standard Offer No.
                    4 contracts; and

               5.   Producers that sign Uniform Standard Offer 1 contracts.

          c.   For a Producer that bids for and receives a Final Standard Offer
               No. 4 power purchase agreement, entitlement to existing capacity on the Company's transmission and/or distribution system and a priority to such line capacity will be established as of the date its bid is determined to be a winner. Such Producers must thereafter comply with the Commission's authorized bidding protocol and not default in performance of its agreement or it shall lose entitlement to line capacity.

                                   (Continued)

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(To be inserted by utility)         Issued by          (To be inserted by Cal.
                                                                P.U.C.)

Advice Letter No. 826-E        Michael R. Peevey      Date Filed March 24, 1989
Decision No.                         Name             Effective May 3, 1989
                           Executive Vice President   Resolution No.
RULE 21                              Title                           -----------

[Southern California Edison LOGO]
2244 Walnut Grove Avenue, Rosemead, California 91770

                                           Revised Cal. P.U.C. Sheet No. 11132-E
                                 Cancelling Revised Cal. P.U.C. Sheet No. 8638-E

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                                                                    Sheet 3 of 3

                                   Rule No. 21

                     COGENERATION AND SMALL POWER PRODUCTION

                            INTERCONNECTION STANDARDS

                                   (Continued)

E.   Allocation of the Company's Existing Line Capacity. (Continued)

     1.   (Continued)
          d.   For a Producer that signs a Uniform Standard Offer No. 1 power purchase agreement, entitlement to existing capacity on the
               Company's transmission and/or distribution system and a priority to such line capacity will be established as of the date the
               Producer pays the project fee and provides information for and pays the cost of the Preliminary Interconnection Study or the
               Interconnection Study pursuant to its agreement. Such a Producer must thereafter not default in performance of its agreement or it shall lose its entitlement to line capacity.

     2.   Where existing line capacity is allocated to a Producer, the Producer shall incur no obligation for costs associated with future line upgrades needed to accommodate other producers or customers. If two or more producers establish priority rights simultaneously, the producers shall share the costs of any additional line upgrade necessary to facilitate their cumulative capacity requirements. Costs shall be shared based on the relative proportion of capacity each producer will add to the line.

F.   Interconnection Reinforcement and/or Additions. The Company's effective tariffs governing interconnection costs and added or special facilities agreements shall be applied to line and system reinforcement and/or additions. In addition, the following shall apply:

     1.   A Producer shall pay for new or additional line capacity if necessary for the Company to receive the Producer's power.

     2.   The costs of any line reinforcement and/or addition undertaken at the option of the Company to serve additional future customers or
          Producers shall be borne by the Company.

     3.   The applicable Company tariff provisions shall be applied to a
          Producer who pays for interconnection reinforcement and/or additions that later accommodate a second Producer as those provisions which would be applied to a comparable Company customer.

     4.   The Producer shall be responsible for the costs of only those future system alterations which are necessary to maintain the California
          Public Utilities Commission's adopted interconnection standards for the Producer's particular interconnection facilities. The relevant interconnection standards shall be those in effect at the time the contract is signed. Should such alterations not be directly required by, or beneficial to the Producer, the Producer shall be treated like any other customer on the Company's system.

G. Metering.

     1.   If the Producer desires to sell electric power to the Company, the
          Company shall provide, own and maintain at the Producer's expense all necessary meters and associated equipment to be utilized for the measurement of energy and capacity for determining the Company's payment to the Producer pursuant to and applicable agreement.

     2.   For purposes of monitoring generator operation and determination of standby charges, the Company shall have the right to install generation metering at the Producer's expense. Where the Producer's generation is 10 MW or greater, telemetering equipment may also be required at the Producer's expense.

     3.   The Producer shall provide, at no expense to the Company, a suitable location for all meters and associated equipment in accordance with
          Rule No. 16.

     4.   Where necessary the Company and the Producer shall agree on an appropriate compensation method for transformer losses as specified in the agreement.

     5.   The Company shall install a ratchet device so as to prevent reverse operation on the meter(s) recording power provided by the Company, and where appropriate in each of the following cases, on (i) the meter(s)
          recording reactive demand imposed on the Company's electric system, and (ii) the meter(s) recording power purchased by the Company.

     6.   Provision for meter tests and adjustments of bills or payments to the
          Producer for meter error shall be consistent with Rule No. 17.

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(To be inserted by utility)         Issued by          (To be inserted by Cal.
                                                                P.U.C.)

Advice Letter No. 826-E          Michael R. Peevey     Date Filed March 24, 1989
Decision No.                           Name            Effective May 3, 1989
                             Executive Vice President  Resolution No.
RULE 21                                Title                          ----------